UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 31, 2014

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01.    Regulation FD Disclosure.

The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing.

Micron Technology, Inc. (“Micron”) is furnishing certain information regarding its business on Exhibit 99.1 to this report.

Item 8.01.    Other Events.

On January 31, 2014, Micron issued a press release announcing the proposed private placement of senior notes due 2022 and its delivery of notice to holders of its outstanding 1.875% convertible senior notes due 2014 that their notes will be redeemed on March 3, 2014, except to the extent such notes are converted or repurchased by Micron prior to such date. A copy of this press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statement and Exhibits.

(d)  Exhibits

The following exhibits are attached herewith:

Exhibit	Description
99.1	Disclosure regarding Micron Technology Inc.’s business.

99.2	Press Release of Micron Technology, Inc., dated January 31, 2014, announcing offering of senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: January 31, 2014	By:	/s/ Ronald C. Foster
	Name:	Ronald C. Foster
	Title:	Chief Financial Officer and
Vice President of Finance

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED JANUARY 31, 2014

Exhibit	Description
99.1	Disclosure regarding Micron Technology Inc.’s business.

99.2	Press Release of Micron Technology, Inc., dated January 31, 2014, announcing offering of senior notes.